As filed with the Securities and Exchange Commission on June 2, 1998
                                                    Registration No.  333-24121

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 AMENDMENT NO. 2
                                       TO
                                    FORM S-4

                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933


                     FIRST NATIONAL COMMUNITY BANCORP, INC.
             (Exact name of registrant as specified in its charter)
                                  Pennsylvania
         (State or other jurisdiction of incorporation or organization)
                                      6021
            (Primary Standard Industrial Classification Code Number)
                                   23-2900790
                      (I.R.S. Employer Identification No.)

                             102 East Drinker Street
                           Dunmore, Pennsylvania 18512
                                 (717) 346-7667
               (Address, including ZIP Code, and telephone number,
                      including area code, of registrant's
                          principal executive offices)

                          J. David Lombardi, President
                     FIRST NATIONAL COMMUNITY BANCORP, INC.
                             102 East Drinker Street
                           Dunmore, Pennsylvania 18512
                                 (717) 346-7667
                (Name, address, including ZIP Code, and telephone
                    number, including area code, of agent for
                                    service)

                                 With A Copy To:

                          Nicholas Bybel, Jr., Esquire
                            B. Tyler Lincoln, Esquire
                             Shumaker Williams, P.C.
                               Post Office Box 88
                         Harrisburg, Pennsylvania 17108
                            Telephone: (717) 763-1121

Approximate date of commencement of the proposed sale of the securities to the public: As soon as practicable after the effective date of the Registration Statement.

     If the securities being registered on this Form are being offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box. [x]

                                  INTRODUCTION

         The Registrant hereby amends Item 21 of this Registration Statement No.333-24121 on Form S-4 to submit Amendment No. 2 to the Plan of Merger, dated March 12, 1997, and as amended December 17, 1998, between, First National Community Bank and First National Community Interim Bank (the "Plan Amendment"), at Exhibit 2D, in all other respects, the Registration Statement remains the same. The Amendment No 2 extends the date of automatic termination from June 30, 1998, to December 31, 1998.

                 PART II. INFORMATION NOT REQUIRED IN PROSPECTUS

Item 21. Exhibits and Financial Statement Schedules.

          (a)  Exhibits.

          2A Plan of Reorganization, dated as of March 12, 1997, among Registrant, First National Community Bank and First National Community Interim Bank.*

          2B Plan of Merger, dated as of March 12, 1997, between First National Community Bank and First National Community Interim Bank.*

          2C   Amendment to Plan of Merger,  dated  December  17,  1997,  by and
               between  First   National   Community  Bank  and  First  National
               Community Interim Bank.*

          2D   Amendment  No. 2 to Plan of Merger,  dated May 27,  1998,  by and
               between  First   National   Community  Bank  and  First  National
               Community interim Bank.

          3(i) Articles of Incorporation of Registrant.*

          3(ii) By-laws of Registrant.*

          5 Opinion of Shumaker Williams, P.C. of Camp Hill, Pennsylvania, Special Counsel to Registrant, as to the legality of the shares of Registrant's stock being registered.*

          23 Consent of Shumaker Williams, P.C. of Camp Hill, Pennsylvania, Special Counsel to Registrant.*

          24 Power of Attorney given by the Officers and Directors of the Registrant.*

          99D  Subchapter  D  of  Chapter  17  of  the   Pennsylvania   Business
               Corporation   Law   of   1988,   as   amended,   (15   Pa.   C.S.
               ss.ss.1741-1750) relating to indemnification.*

          99E Excerpts from Section 215a of the National Bank Act Relating to Dissenters' Rights -- incorporated herein by reference and filed as Exhibit E to the Proxy Statement/Prospectus included in this Registration Statement.*

               (b)  Not Applicable.

               (c)  Not Applicable.

* Previously filed.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act, the Registrant has duly caused this Amendment No. 2 to Registration Statement No. 333-24121 to be signed on its behalf by the undersigned, thereunto duly authorized, in Dunmore, Commonwealth of Pennsylvania, on the 27th day of May, 1998.

                                          FIRST NATIONAL COMMUNITY
                                          BANCORP, INC.


                                      By: /s/ J. David Lombardi
                                          ------------------------------------
                                          J. David Lombardi,
                                          President and Chief Executive Officer

     Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 2 to Registration Statement No. 333-24121 has been signed by the following persons in the capacities and on the dates indicated.

         Signature and Capacity                                     Date

/s/ J. David Lombardi
____________________________________                          May 27, 1998
J. David Lombardi, President and CEO

/s/ Louis A. DeNaples
____________________________________                          May 27, 1998
Louis A. DeNaples, Chairman of the Board

/s/ Angelo F. Bistocchi
____________________________________                          May 27, 1998
Angelo F. Bistocchi, Director

/s/ Michael G. Cestone
____________________________________                          May 27, 1998
Michael G. Cestone, Director

/s/ Michael J. Cestone, Jr.
____________________________________                          May 27, 1998
Michael J. Cestone, Jr., Director

/s/ Dominick L. DeNaples
____________________________________                          May 27, 1998
Dominick L. DeNaples, Director

/s/ Joseph J. Gentile
____________________________________                          May 27, 1998
Joseph J. Gentile, Director

/s/ Martin F. Gibbons
____________________________________                          May 27, 1998
Martin F. Gibbons, Director

/s/ Joseph O. Haggerty
____________________________________                          May 27, 1998
Joseph O. Haggerty, Director


____________________________________                          May 27, 1998
George N. Juba, Director

/s/ John R. Thomas
____________________________________                          May 27, 1998
John R. Thomas, Director

                                INDEX TO EXHIBITS

  Exhibit Index
      Number                                                           Page

     2A Plan of Reorganization, dated as of March 12, 1997, among Registrant, First National Community Bank and
          First  National  Community  Interim Bank.*

     2B   Plan of Merger,  dated as of March 12, 1997, between
          First  National Community Bank and First National
          Community Interim Bank.*

     2C Amendment to Plan of Merger, dated December 17, 1997, by and between First National Community Bank and First
          National  Community  Interim Bank.*

     2D Amendment No. 2 to Plan of Merger, dated May 27, 1998, by and between First National Community Bank and First
          National Community Interim Bank.

     3(i) Articles of Incorporation of Registrant.*

     3(ii) By-laws of Registrant.*

     5    Opinion of Shumaker Williams, P.C. of Camp Hill,
          Pennsylvania, Special Counsel to Registrant, as to the legality of the shares of Registrant's stock being registered.*

     23   Consent of Shumaker Williams, P.C. of Camp Hill,
          Pennsylvania, Special Counsel to Registrant.*

     24 Power of Attorney given by the Officers and Directors of the Registrant.*

     99D  Subchapter D of Chapter 17 of the Pennsylvania Business
          Corporation Law of 1988, as amended, (15 Pa.C.S.ss.ss.1741-1750) relating to indemnification.*

     99E Excerpts from Section 215a of the National Bank Act Relating to Dissenters' Rights--incorporated herein by reference and filed as Exhibit E to the Proxy Statement /Prospectus included in this Registration Statement.*


* Previously Filed.